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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2004

FIRST CANADIAN AMERICAN HOLDING CORPORATION

(FORMERLY ADATOM.COM INC.)

(Exact name of registrant as specified in its charter)

 ONTARIO                                     000-22967                      43-17719999

(State or other jurisdiction

of incorporation)                                 (Commission File Number)                    (IRS Employer

                                                                                                                    Identification No.)

6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2

(Address of principal executive offices)

Registrants telephone number, including area code 416-918-2209

ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company will be spinning-off 100% of the common of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant

The record date for the spin-off of shares of the subsidiary is April 23, 2004

The Registrant has requested CUSIP numbers to be assigned to the spun off subsidiary.

The Company has set as the distribution date of May 31, 2004. The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporation will emerge as successful companies.

At the record date of spin-off, the subsidiary had approximately 30,142,699 common shares outstanding.

The Company will be spinning-off 100% of the common shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant.

FIRST CANADIAN AMERICAN INVESTMENT LIMITED –incorporated in Ontario, with unlimited common shares authorized and unlimited preferred shares authorized without par value respectively.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director

Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder

Matters:

         Shares of the Registrant trade on the OTC – PK under the

symbol FCAHF. Note:

         The Company has not declared any cash dividends on its common stock.

FORWARD-LOOKING STATEMENTS

Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;

license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CANADIAN AMERICAN

      HOLDING CORPORATION

                                                                                          Date: May 3, 2004

                                                                                     By:  /S/ Sandy Winick

Sandy Winick

                              President and Secretary